November 22nd, 2016 4th Quarter Conference Call Private & Confidential

2 Agenda  Quarterly Overview & Operating Highlights Omar Asali, President and CEO  Questions & Answers Omar Asali, President and CEO George Nicholson, Chief Financial Officer(NYSE: HRG)

Safe Harbor Disclaimer 3 Limitations on the Use of Information. This company overview has been prepared by HRG Group Inc. (the “Company” or “HRG”) solely for informational purposes, and not for the purpose of updating any information or forecast with respect to the Company or any of its affiliates or any other purpose. This information is subject to change without notice and should not be relied upon for any purpose. Neither the Company nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and no such party shall have any liability for such information. In furnishing this information and making any oral statements, neither the Company nor any of its affiliates undertakes any obligation to provide the recipient with access to any additional information or to update or correct such information. The information herein or in any oral statements (if any) are prepared as of the date hereof or as of such earlier dates as presented herein; neither the delivery of this document nor any other oral statements regarding the affairs of Company or its affiliates shall create any implication that the information contained herein or the affairs of the Company or its affiliates have not changed since the date hereof or after the dates presented herein (as applicable); that such information is correct as of any time subsequent to its date; or that such information is an indication regarding the performance of the Company or any of its affiliates since the time of the Company’s or such affiliates latest public filings or disclosure. These materials and any related oral statements are not all-inclusive and shall not be construed as legal, tax, investment or any other advice. You should consult your own counsel, accountant or business advisors. Special Note Regarding Forward-Looking Statements.. This document contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements, including those statements regarding the Company’s review of strategic alternatives and FGL’s merger with Anbang, and any expected or anticipated benefits from the Company’s strategic review process and/or FGL’s merger with Anbang. Generally, forward- looking statements include information concerning possible or assumed future distributions from subsidiaries, other actions, events, results, strategies and expectations and are identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in or implied by such statements. These statements are based on the beliefs and assumptions of HRG’s management and the management of HRG’s subsidiaries. Factors that could cause actual results, events and developments to differ include, without limitation: that the review of strategic alternatives at HRG will result in a transaction, or if a transaction is undertaken, as to its terms or timing; the ability of HRG’s subsidiaries to close previously announced transactions, including statements regarding the closing of FGL’s merger with Anbang Insurance Group; the ability of HRG’s subsidiaries to generate sufficient net income and cash flows to make upstream cash distributions; the decision of the boards of HRG’s subsidiaries to make upstream cash distributions, which is subject to numerous factors such as restrictions contained in applicable financing agreements, state and regulatory restrictions and other relevant considerations as determined by the applicable board; HRG’s liquidity, which may be impacted by a variety of factors, including the capital needs of HRG’s subsidiaries; capital market conditions; commodity market conditions; foreign exchange rates; HRG’s and its subsidiaries’ ability to identify, pursue or complete any suitable future acquisition or disposition opportunities, including realizing such transaction’s expected benefits and the timetable for, completing applicable financial reporting requirements; litigation; potential and contingent liabilities; management’s plans; changes in regulations; taxes; and the risks that may affect the performance of the operating subsidiaries of HRG and those factors listed under the caption “Risk Factors” in HRG’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, filed with the Securities and Exchange Commission. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Neither HRG nor any of its affiliates undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results, except as required by law. Important Note Regarding the Presentation of our Insurance Segment:. Fidelity & Guaranty Life (“FGL”; NYSE: FGL) and Anbang Insurance Group Co., Ltd. and certain of its subsidiaries ("Anbang") entered into a definitive merger agreement pursuant to which Anbang, subject to satisfaction of applicable closing conditions, will acquire FGL for $26.80 per share in cash. The Company owns 47 million shares in FGL, representing an approximately 80.5% interest as of September 30, 2016. As a result of this agreement, the Company's investment in FGL has been classified as held for sale on the balance sheet and FGL's operations have been classified as discontinued operations. Results for all periods have been reclassified accordingly. FGL's results were previously reflected in the Insurance segment; however, all segment information has been adjusted to exclude FGL's results from this segment. Accordingly, the commentary for the Insurance segment in this release no longer reflects the performance of FGL in either the current or prior year quarters. Non-GAAP Measures. Management believes that certain non-U.S. GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Reconciliations of such measures to the most comparable U.S. GAAP measures are included herein.Adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) is a non-GAAP financial measure used in our Consumer Products segment and one of the measures used for determining Spectrum Brands’ debt covenant compliance. We believe that certain financial measures that are not prescribed by generally accepted accounting principles (“GAAP”) provides useful information to investors because it reflects ongoing operating performance and trends, excluding certain non-cash based expenses and/or non-recurring items during each of the comparable periods and facilitates comparisons between peer companies since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. EBITDA is calculated by excluding the Company’s income tax expense, interest expense, depreciation expense and amortization expense (from intangible assets) from net income. Adjusted EBITDA further excludes: (1) stock based compensation expense as it is a non-cash based compensation cost; (2) acquisition and integration costs that consist of transaction costs from acquisition transactions during the period or subsequent integration related project costs directly associated with the acquired business; (3) restructuring and related costs, which consist of project costs associated with restructuring initiatives; (4) non-cash purchase accounting inventory adjustments recognized in earnings subsequent to an acquisition; (5) non-cash asset impairments or write-offs realized; (6) and other adjustments. During Fiscal 2016, other adjustments consisted of costs associated with the onboarding of a key executive and the involuntary transfer of inventory. During Fiscal 2015, other adjustments consisted of costs associated with the exiting of a key executive, coupled with onboarding a key executive, plus the Company recognized a non-recurring adjustment for the devaluation of cash and cash equivalents denominated in Venezuelan currency. While management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company’s GAAP financial results. EBITDA and Adjusted EBITDA are measures that are not prescribed by U.S. GAAP. EBITDA and Adjusted EBITDA exclude changes in working capital, capital expenditures and other items that are set forth on a cash flow statement presentation of a company’s operating, investing and financing activities. As such, we encourage investors not to use these measures as substitutes for the determination of net income, net cash provided by operating activities or other similar GAAP measures.. By accepting this document, each recipient agrees to and acknowledges the foregoing terms and conditions.

Quarterly Overview & Operating Highlights Omar Asali Private & Confidential

# HRG State of the Business

HRG GROUP

- Debt[1]: $1.75BN
- Consolidated Assets[2]: ~$35.8BN
- Cash and Investments[3]: $172.0MM

| Consumer Products | Insurance & Reinsurance | Other |
|---|---|---|
| ▪ **Record** fiscal year results for revenue, Adjusted EBITDA, cash flow<br>▪ Record 2016 for Home and Garden, HHI and Global Auto Care<br>▪ Higher Adjusted EBITDA, margins across all lines of business as compared to 2015<br>▪ **Record** results expected in 2017 | ▪ Continuing to work on closing FGL's transaction with Anbang<br>▪ Anbang and FGL amended the merger agreement to extend by three months the outside date for the completion of the merger<br>▪ We remain committed to closing the transaction once the regulatory process concludes | ▪ Progress made in simplifying our structure:<br>  ▪ Disposed all of our interests in Compass<br>  ▪ Disposed our interest in CorAmerica<br>  ▪ Operations of EIC successfully wound down<br>▪ Wind down of Salus nearly complete:<br>  ▪ ABL receivable balance down ~85% since start of fiscal year |

- As previously disclosed, HRG has initiated a process to explore strategic alternatives with a view to maximizing shareholder value
- HRG's Board will work with HRG's management and retain financial and legal advisors to assist in the process
- Strategic alternatives may include, but are not limited to, a merger, sale or other business combination involving the Company or its assets

1. Reflects the aggregate principal amount of debt outstanding at HRG as of September 30, 2016, excluding issuance discounts, and does not give effect to debt held by the subsidiaries. 2. As of September 30, 2016; includes $26.7 billion of assets held for sale related to Fidelity & Guaranty Life. 3. As of September 30, 2016, corporate cash, cash equivalents and investments held at HRG.

5

Spectrum continues to deliver strong growth through product and geography expansion, and smart M&A 6 Consumer Products  Record Fiscal 2016 results at Spectrum —Broad-based growth on a currency-consistent basis, reflecting contributions from nearly all lines of business —7.4% reported revenue growth in 2016, despite continued F/X pressure  19.0% increase in Adjusted EBITDA to $952.8 million —18.9% Adjusted EBITDA margin, up 180 basis points from 2015 —38.1% gross profit margin, up 250 basis points from 2015  Leverage ratio reduced by ½ turn since the beginning of the year to below 4x  Expecting 8th consecutive year of record financial performance in 2017 —Top- and bottom-line growth

7 Insurance Segment Our reported Insurance segment only reflects the results of Front Street, our reinsurance business Our discontinued operation, Fidelity & Guaranty Life, reported very solid 4th quarter and full year 2016 results  Insurance segment: —At Front Street, net book value increased to more than $112 million  FGL business: —Management team continues to maintain its focus on executing the strategy —37% increase in adjusted operating income as compared to 2015 —$2.5 billion in annuity sales in 2016 —Overall sales up nearly 40% from 4Q15; core fixed indexed annuities up 13.7% from 4Q15 —Average assets under management increased 7% in 4Q16 to $19.4 billion —Average earned yield of 4.90% in the quarter —Net investment income up 6.7% from 4Q15, and up 8.5% for the full year —Net investment spreads across all product lines increased 7 basis points from 4Q15 —Average NAIC rating remains approximately 1.5 —FGL’s GAAP book value, excluding AOCI, increased 5.7% to $1.50 billion from 4Q15

Private & Confidential 4Q 2016 Sum of the Parts Valuation (Dilutive) without AOCI 8 As of the close of the fourth quarter, the estimated net value of our assets and liabilities was $19.96 per share of diluted common stock, an increase of 16.8% from our June 30th value, and an increase of 41.9% from year-end Fiscal 2015. SUM OF THE PARTS VALUATION – ESTIMATED VALUE VS. COMMON STOCK PRICE ($) $18.20 $6.00 $3.70 $0.85 -$8.79 $19.96 $15.70 Difference of $4.26 or a 21.3% Discount Spectrum Brands1 Insurance Segment2 Total Estimated Value6 September 30th Common Stock Price7 Cash4 Debt & Other Liabilities5 Other3 1. The valuation of HRG’s interest in Spectrum Brands (NYSE: SPB) is based on the volume weighted average closing price (“VWAP”) of SPB shares for the 20 day trading period of $131.68 through September 30, 2016 multiplied by the 27,756,905 SPB shares owned by HRG. 2. The valuation of HRG’s interest in the insurance segment reflects the sum of the per-share-value of its interests in (i) Fidelity & Guaranty Life (NYSE: FGL) based on the VWAP of FGL shares for the 20-day trading period of $23.23 through September 30, 2016 multiplied by the 47,000,000 shares owned by HRG (or $5.44 per share); and (ii) Front Street Re (Holdings) Ltd., representing a net book value of $112.2 million, or $0.56 per share. 3. Reflects the valuations of HGI Funding LLC, HGI Energy Holdings LLC and HGI Asset Management Holdings LLC at net book of values as of September 30, 2016; includes the market value of 6,582,847 SPB shares held. 4. Total cash consists of cash at HRG as of September 30, 2016. 5. Debt and other liabilities includes the face value of all liabilities at HRG as of September 30, 2016, excluding deferred tax liabilities. 6. Per share amount for each of the above mentioned assets and liabilities is calculated by dividing the total valuation of such asset or liability by the 200,789,135 shares of HRG common stock (NYSE: HRG) outstanding as of September 30, 2016, which amount does gives effect to dilution for the vesting of all outstanding restricted shares (1,975,047). 7. The closing price for HRG’s shares of common stock September 30, 2016. Note: Book value as reflected above is not necessarily indicative of market value

Questions and Answers Private & Confidential

November 22nd, 2016 4th Quarter Conference Call Private & Confidential

Appendix Private & Confidential

Private & Confidential Reconciliation of Adjusted EBITDA of Consumer Products Segment to U.S. GAAP Net Income (Unaudited) 12 RECONCILIATION OF ADJUSTED EBITDA OF CONSUMER PRODUCTS SEGMENT TO U.S. GAAP NET INCOME (UNAUDITED) ($ in Millions) 2016 2015 2016 2015 Reported net income - Consumer Products segment 89.1$ 26.6$ 357.7$ 149.4$ Add back: Interest expense 74.2 65.4 250.0 271.9 Income tax expense (benefit) (6.9) 39.1 40.0 43.9 Depreciation and amortization, net of accelerated depreciation Depreciation of properties 22.9 23.5 89.1 82.2 Amortization of intangibles 23.4 23.8 93.9 87.8 EBITDA - Consumer Products segment 202.7 178.4 830.7 635.2 Stock-based compensation 17.0 11.3 64.4 47.6 Acquisition and integration related charges 5.5 14.6 36.7 58.8 Restructuring and related charges 7.0 6.4 15.2 28.7 Write-off from impairment of intangible assets 4.7 - 4.7 - Purchase accounting inventory adjustment - 14.0 - 21.7 Venezuela devaluation - 2.5 - 2.5 Other - 2.2 1.1 6.1 Adjusted EBITDA - Consumer Products segment 236.9$ 229.4$ 952.8$ 800.6$ Fiscal Quarter (a) Fiscal Twelve Months (b) a. For the three months ended September 30, 2016 and September 30, 2015, respectively. b. For the twelve months ended September 30, 2016 and September 30, 2015, respectively..

Private & Confidential Reconciliation of Reported Net Sales of Consumer Products Segment to Organic Net Sales (Unaudited) 13 RECONCILIATION OF REPORTED NET SALES OF CONSUMER PRODUCTS SEGMENT TO ORGANIC NET SALES (UNAUDITED) ($ in Millions) Net Sales Effects of Change in Currency Net Sales, Excl. Effect of Changes in Currency Effect of Acquisitions Organic Net Sales Fiscal Quarter 2015 Net Sales (b) Variance in Net Sales ($) Variance in Net Sales (%) Consumer batteries 222.7$ 1.8$ 224.5$ -$ 224.5$ 229.3$ (4.8)$ (2.1%) Small appliances 176.7 7.9 184.6 - 184.6 197.9 (13.3) (6.7%) Personal care 120.6 3.0 123.6 - 123.6 125.8 (2.2) (1.7%) Global batteries & appliances 520.0 12.7 532.7 - 532.7 553.0 (20.3) (3.7%) Hardware & home improvement 328.1 1.4 329.5 - 329.5 331.4 (1.9) (0.6%) Global pet supplies 206.7 2.5 209.2 - 209.2 219.3 (10.1) (4.6%) Home and garden 94.3 - 94.3 - 94.3 108.3 (14.0) (12.9%) Global auto care 100.6 0.4 101.0 - 101.0 96.1 4.9 5.1% Total 1,249.7$ 17.0$ 1,266.7$ -$ 1,266.7$ 1,308.1$ (41.4)$ (3.2%) Fiscal Quarter 2016 (a) a. For the three months ended September 30, 2016. b. For the three months ended September 30, 2015..

Private & Confidential Reconciliation of Reported Net Sales of Consumer Products Segment to Organic Net Sales (Unaudited) 14 RECONCILIATION OF REPORTED NET SALES OF CONSUMER PRODUCTS SEGMENT TO ORGANIC NET SALES (UNAUDITED) ($ in Millions) Net Sales Effects of Change in Currency Net Sales, Excl. Effect of Changes in Currency Effect of Acquisitions Organic Net Sales Fiscal Year 2015 Net Sales (b) Variance in Net Sales ($) Variance in Net Sales (%) Consumer batteries 840.7$ 40.0$ 880.7$ -$ 880.7$ 829.5$ 51.2$ 6.2% Small appliances 656.0 35.1 691.1 - 691.1 734.6 (43.5) (5.9%) Personal care 513.6 27.4 541.0 - 541.0 528.1 12.9 2.4% Global batteries & appliances 2,010.3 102.5 2,112.8 - 2,112.8 2,092.2 20.6 1.0% Hardware & home improvement 1,241.0 14.7 1,255.7 - 1,255.7 1,205.5 50.2 4.2% Global pet supplies 825.7 8.2 833.9 (74.5) 759.4 758.2 1.2 0.2% Home and garden 509.0 0.1 509.1 - 509.1 474.0 35.1 7.4% Global auto care 453.7 0.7 454.4 (277.3) 177.1 160.5 16.6 10.3% Total 5,039.7$ 126.2$ 5,165.9$ (351.8)$ 4,814.1$ 4,690.4$ 123.7$ 2.6% Fiscal Year 2016 (a) a. For the twelve months ended September 30, 2016. b. For the twelve months ended September 30, 2015..

Private & Confidential Reconciliation of Adjusted Operating Income of Fidelity & Guaranty Life to U.S. GAAP Net (Loss) Income (Unaudited) 15 RECONCILIATION OF ADJUSTED OPERATING INCOME OF FIDELITY & GUARANTY LIFE TO U.S. GAAP NET (LOSS) INCOME (UNAUDITED) ($ in Millions) 2016 2015 2016 2015 Reported net income - Fidelity & Guaranty Life 30$ 30$ 97$ 118$ Effect of investment (gains) losses, net of offsets 5 12 9 13 Effect of change in FIA embedded derivative discount rate, net of offsets (7) 35 54 56 Effect of change in fair value of reinsurance related embedded derivative, net of offsets 17 (29) 37 (69) Effects of class action litigation reserves, net of offsets(1) - - - (1) Tax impact of adjusting items (5) (6) (35) 1 Adjusted operating Income - Fidelity & Guaranty Life 40$ 42$ 162$ 118$ Fiscal Quarter (a) Fiscal Year (b) a. For the three months ended September 30, 2016. b. For the twelve months ended September 30, 2016. (1) Amount net of offsets related to value of business acquired (“VOBA”) and deferred acquisition cost (“DAC”) amortization